UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 19, 2026, Nocopi Technologies, Inc., a Maryland corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on May 18, 2026, Polymeric Nocopi LLC, a wholly owned subsidiary of the Company, completed the acquisition (the “Acquisition”) of substantially all of the assets of Polymeric U.S., Inc. (“Polymeric”), relating to the business of manufacturing, developing, producing and commercializing specialized ink and coating solutions for industrial, digital and screen printing applications operating under the “Polymeric” trade name (the “Business”).

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Form 8-K solely to include the financial statements of the Business and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. Except as provided herein, the disclosures contained in the Original Form 8-K remain unchanged, and this Amendment should be read together with the Original Form 8-K, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Amendment has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated balance sheet would have been had the Acquisition been completed as of the dates indicated, nor is such information necessarily indicative of what the Company’s consolidated statement of operations or balance sheet will be for any future periods.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The historical audited financial statements of Polymeric U.S., Inc. as of and for the years ended December 31, 2025 and 2024, as well as the accompanying notes thereto, are filed hereto as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed financial statements of Polymeric U.S., Inc. as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, as well as the accompanying notes thereto, are filed hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2026 and for the year ended December 31, 2025, and the notes related thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Aprio, LLP, Independent Auditor.
99.1	Audited Financial Statements of Polymeric U.S., Inc. as of and for the years ended December 31, 2025 and 2024.
99.2	Unaudited Financial Statements of Polymeric U.S., Inc. as of and for the three months ended March 31, 2026 and 2025.
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of March 31, 2026 and Unaudited Pro Forma Condensed Combined Statements of Operations of the Company for the three months ended March 31, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: July 31, 2026	By:	/s/ Matthew C. Winger
Name: Matthew C. Winger
Title: Chief Executive Officer